Exhibit 10.1

EXECUTION VERSION

JOINDER AND AMENDMENT AGREEMENT

JOINDER AND AMENDMENT AGREEMENT, dated as of October 31, 2017 (this “Agreement” or “Joinder and Amendment Agreement”), by and among the Borrower (as defined below), the Guarantors, each Revolving Credit Lender (in each case as a New Revolving Loan Lender, an Extending Lender and/or an Exiting Lender, as applicable), Goldman Sachs Bank USA, as Administrative Agent, Collateral Agent, Swingline Lender and a Letter of Credit Issuer, Bank of America, N.A., as a Letter of Credit Issuer and Citibank, N.A., as a Letter of Credit Issuer.  Unless otherwise indicated, capitalized terms used but not defined herein having the meanings provided in the Credit Agreement (as defined below).

RECITALS:

WHEREAS, reference is hereby made to the First Lien Credit Agreement, dated as of March 13, 2014 (as amended, restated, supplemented or otherwise modified from time to time, including pursuant to the Joinder and Amendment Agreement, dated as of May 29, 2015, and the Joinder Agreement, dated as of February 3, 2017, the “Credit Agreement”), among Nautilus Acquisition Holdings, Inc. (“Holdings”), National Vision, Inc. (the “Borrower”), the lenders or other financial institutions or entities from time to time party thereto and Goldman Sachs Bank USA, as Administrative Agent, Collateral Agent and Swingline Lender;

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish New Revolving Credit Commitments and Extended Revolving Credit Commitments (each as defined in the Credit Agreement) by, among other things, entering into one or more Joinder Agreements with New Revolving Loan Lenders and amendments to the Credit Agreement with Extending Lenders, as applicable;

WHEREAS, the Borrower has notified the Administrative Agent that it is requesting, pursuant to Section 2.14 of the Credit Agreement and clause (i) of the definition of Maximum Incremental Facilities Amount, (i) the establishment of New Revolving Credit Commitments (as defined in the Credit Agreement) in an aggregate principal amount of $25,000,000 (the “New Revolving Credit Commitments”) as an increase to the aggregate principal amount of Initial Revolving Credit Commitments outstanding under the Credit Agreement immediately prior to the effectiveness of this Joinder and Amendment Agreement (the “Existing Revolving Credit Commitments”) and (ii) the establishment of Extended Revolving Credit Commitments in respect of the Revolving Credit Commitments outstanding under the Credit Agreement (inclusive of the New Revolving Credit Commitments) in an aggregate principal amount of $100,000,000 (the “Extended Revolving Credit Commitments”) maturing (x) if the Springing Maturity Condition (as defined below) does not apply, on October 15, 2022, and (y) if the Springing Maturity Condition does apply, on the Springing Maturity Date (as defined below);

WHEREAS each Revolving Credit Lender party hereto (other than an Exiting Lender) has agreed to provide New Revolving Credit Commitments and/or Extended Revolving Credit Commitments on the terms and subject to the conditions set forth in this Joinder and Amendment Agreement;

WHEREAS, after giving effect to this Joinder and Amendment Agreement the aggregate principal amount of Initial Revolving Credit Commitments (which shall be deemed to include the New Revolving Credit Commitments) outstanding under the Credit Agreement is $100,000,000 and the maturity date thereof will be (x) if the Springing Maturity Condition does not apply, October 15, 2022 and (y) if the Springing Maturity Condition does apply, the Springing Maturity Date;

WHEREAS, each Revolving Credit Lender party hereto has agreed to (x) assign all or a portion of its Existing Revolving Credit Commitments or (y) accept as an assignee Initial Revolving Credit Commitments (and provide New Revolving Credit Commitments, if applicable), in each case, as set forth on Schedule II hereto such that after giving effect to the assignments contemplated hereby (and the establishment of the New Revolving Credit Commitments) each Revolving Credit Lender will hold Initial Revolving Credit Commitments in the amounts set forth on Schedule II hereto;

WHEREAS, the assignments contemplated herein and set forth on Schedule II hereto shall be subject to the terms and conditions set forth in this Joinder and Amendment Agreement and shall be effected pursuant to and in accordance with Section 13.6(b) of the Credit Agreement;

WHEREAS, the Borrower has notified the Administrative Agent that it is replacing Morgan Stanley Bank, N.A. as Letter of Credit Issuer and appointing each of Bank of America, N.A., Goldman Sachs Bank USA and Citibank, N.A. as a successor Letter of Credit Issuer, pursuant to Section 3.6 of the Credit Agreement;

WHEREAS, each of Bank of America, N.A., Goldman Sachs Bank USA and Citibank, N.A. has agreed to provide Letter of Credit Commitments pursuant to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

ARTICLE I.  THE REVOLVING CREDIT COMMITMENTS

Each Revolving Credit Lender party hereto (other than KKR Corporate Lending LLC and Barclays Bank PLC, each an “Exiting Lender”) hereby agrees to (i) commit to provide its Initial Revolving Credit Commitment (including its New Revolving Credit Commitments) in the amount listed on Schedule I hereto and (ii) extend the maturity date of its Initial Revolving Credit Commitments (including its New Revolving Credit Commitments) to (x) if the Springing Maturity Condition does not apply, October 15, 2022 and (y) if the Springing Maturity Condition does apply, the Springing Maturity Date (the “Maturity Date Extension”), in each case, on the terms set forth in this Joinder and Amendment Agreement and subject solely to the satisfaction (or waiver by the Revolving Credit Lenders) of the Effective Date Conditions.

Each Revolving Credit Lender (other than an Exiting Lender) (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents and the exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Revolving Credit Lender.

Each Revolving Credit Lender (other than an Exiting Lender) hereby agrees that its New Revolving Credit Commitment, if any, will be made on the terms set forth in this Joinder and Amendment Agreement and subject to the satisfaction (or waiver) of the Effective Date Conditions.  The Borrower and the Administrative Agent hereby agree that the Credit Agreement will be amended to provide for the New Revolving Credit Commitments as set forth in this Joinder and Amendment Agreement upon the satisfaction (or waiver by the Revolving Credit Lenders) of the Effective Date Conditions.

1.
Terms Generally.  Other than as set forth herein, for all purposes under the Credit Agreement and the other Credit Documents (including this Joinder and Amendment Agreement (unless the context dictates otherwise)), the New Revolving Credit Commitments shall have the same terms as the Existing Revolving Credit Commitments outstanding under the Credit Agreement (as amended by the Maturity Date Extension set forth in this Joinder and Amendment Agreement) and will collectively comprise a single Class of Revolving Credit Commitments outstanding under the Credit Agreement.  The New Revolving Credit Commitments shall be structured as an increase to the Existing Revolving Credit Commitments outstanding under the Credit Agreement immediately prior to the Effective Date.  The Existing Revolving Credit Commitments and the New Revolving Credit Commitments shall collectively be referred to as the “Initial Revolving Credit Commitments” for all purposes of the Credit Agreement.  The Administrative Agent shall take any and all action as may be reasonably necessary to ensure that the New Revolving Credit Commitments are included in each Borrowing and repayment of Revolving Loans on a pro rata basis.  All Revolving Loans funded utilizing the New Revolving Credit Commitments shall (i) constitute Obligations and have all of the benefits thereof; (ii) have terms, rights, remedies, privileges and protections identical to those applicable to Existing Revolving Credit Commitments under the Credit Agreement and each of the other Credit Documents; and (iii) be secured by the Liens granted (I) to the Collateral Agent for the benefit of the Secured Parties under the Security Documents and/or (II) to the Secured Parties in their capacity as such (or to any of them).

2.
Credit Agreement Governs.  Except as set forth in this Agreement, the Revolving Credit Commitments as upsized and amended hereby shall otherwise be subject to the provisions of the Credit Agreement and the other Credit Documents.

3.
Revolving Credit Lender Consents.  Each Revolving Credit Lender party hereto in its capacity as a Revolving Credit Lender, Swingline Lender and Letter of Credit Issuer, as applicable, hereby consents to each financial institution named on Schedule I hereto as a Revolving Credit Lender.

4.	Administrative Agent Consent. The Administrative Agent hereby consents to each financial institution named on Schedule I hereto as a Revolving Credit Lender.

ARTICLE II.  AMENDMENTS

Subject to the occurrence of the Effective Date, each of the Revolving Credit Lenders hereby consents to the following amendments to the Credit Agreement:

1.	The definition of “Revolving Credit Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving Credit Maturity Date” shall mean, (x) if the Springing Maturity Condition does not apply, October 15, 2022 and (y) if the Springing Maturity Condition does apply, the Springing Maturity Date, or, in each case, if such date is not a Business Day, the immediately preceding Business Day.

Any provisions relating to the determination of a minimum tenor, maturity or weighted average life to maturity with respect to the Revolving Credit Loans for purposes of the incurrence of new indebtedness or commitments shall assume (solely for purposes of such determination and not for any other purpose) that the Springing Maturity Condition does not apply; provided that for all other purposes, including, without limitation, the determination of the L/C Facility Maturity Date, the Letter of Credit Expiration Date and the Swingline Maturity Date, the Springing Maturity Condition shall apply.

2.	The following definitions shall be inserted in Section 1.1 of the Credit Agreement in the correct alphabetical placement:

“Permitted Initial Term Loan Refinancing Indebtedness” shall mean Indebtedness that is permitted to be incurred hereunder and that (i) does not mature earlier than March 13, 2023, (ii) does not have a weighted average life to maturity shorter than the weighted average life to maturity of the Revolving Credit Loans and Revolving Credit Commitments (excluding from such calculation of weighted average life to maturity customary amortization or sinking fund payments not to exceed 1% per annum), (iii) does not have covenants, mandatory prepayment or mandatory offer to purchase events that are materially more onerous, taken as a whole, to Holdings, the Borrower or its Restricted Subsidiaries than those covenants and mandatory prepayment events applicable to Initial Term Loans incurred by the Borrower on the Closing Date, (iv) to the extent secured, (x) is not secured by any property or assets of the Credit Parties other than the Collateral, (y) the security agreements relating to such Indebtedness are substantially the same as or more favorable to the Credit Parties than the Security Documents (with such differences as are reasonably satisfactory to the Administrative Agent) and (z) an authorized representative acting on behalf of the holders of such Indebtedness shall have become party to a customary intercreditor agreement reasonably acceptable to the Administrative Agent and (v) is not at any time guaranteed by any entities that are not Guarantors.

“Springing Maturity Condition” shall mean that, on the Springing Maturity Date, at least $702,362,506.82 of Initial Term Loans (such amount to be increased dollar for dollar by the amount of First Lien Obligations and any other Indebtedness that is secured by the Collateral on an equal priority basis (but without regard to the control of remedies) with liens on the Collateral securing the Obligations, in each case incurred by the Borrower that would not be considered Permitted Initial Term Loan Refinancing Indebtedness) have not been repurchased (and terminated), repaid or refinanced with (w) Permitted Initial Term Loan Refinancing Indebtedness, (x) net cash proceeds of an issuance of Qualified Stock of the Borrower that is issued to a Person other than a Subsidiary of the Borrower, (y) internally generated cash and/or (z) a capital contribution to the Borrower from a Person other than a Subsidiary of the Borrower.

“Springing Maturity Date” means the date that is 91 days before March 13, 2021.

3.	The last sentence of the definition of “Revolving Credit Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

The aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be $100,000,000 (the “Initial Revolving Credit Commitments”), as such amount may be adjusted from time to time in accordance with the terms of this Agreement.

4.
The table under the heading “Revolving Commitments” of Schedule 1.1(b) of the Credit Agreement shall be replaced in its entirety with Schedule I to the Joinder and Amendment Agreement dated as of October 31, 2017 among the Borrower, the Guarantors, the Revolving Credit Lenders, the Administrative Agent and the other parties thereto.

5.	The definition of “Letter of Credit Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Letter of Credit Commitment” shall mean $20,000,000 (provided the Letter of Credit Commitment of (i) Bank of America, N.A. shall not exceed $6,666,666.67, (ii) Goldman Sachs Bank USA shall not exceed $6,666,666.67 and (iii) Citibank, N.A. shall not exceed $6,666,666.67, in each case unless otherwise agreed to by such Letter of Credit Issuer in its sole discretion), as the same may be reduced from time to time pursuant to Section 3.1.

6.	The definition of “Letter of Credit Issuer” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Letter of Credit Issuer” shall mean (i) in the case of standby Letters of Credit only, (a) as applicable, each of Bank of America, N.A., Goldman Sachs Bank USA and Citibank, N.A. and (b) any of their respective Affiliates or branches and (ii) any replacement, additional issuer, or successor pursuant to Section 3.6.  In the event that there is more than one Letter of Credit Issuer at any time, references herein and in the other Credit Documents to the Letter of Credit Issuer shall be deemed to refer to the Letter of Credit Issuer in respect of the applicable Letter of Credit or to all Letter of Credit Issuers, as the context requires.

ARTICLE III.  REALLOCATION

On the Effective Date, the Borrower shall, in coordination with the Administrative Agent, repay outstanding Revolving Loans, if any, of certain of the Revolving Credit Lenders, and incur additional Revolving Loans from certain of the Revolving Credit Lenders to the extent necessary so that all of the Revolving Credit Lenders (other than an Exiting Lender) participate in each outstanding Borrowing of Revolving Loans pro rata on the basis of their respective Revolving Credit Commitment Percentage (after giving effect to New Revolving Credit Commitments).  The participations in any outstanding Letters of Credit and any outstanding Swingline Loans shall each be adjusted in accordance with each Lender’s Revolving Credit Commitment Percentage as reallocated in accordance with such increase in Revolving Credit Commitments.

On the Effective Date and in connection with the replacement of Morgan Stanley Bank, N.A. as Letter of Credit Issuer and the appointment of each of Bank of America, N.A., Goldman Sachs Bank USA and Citibank, N.A. as a successor Letter of Credit Issuer pursuant to Section 3.6 of the Credit Agreement, the Borrower agrees to pay to Morgan Stanley Bank, N.A. all Fronting Fees accrued and unpaid in connection with all outstanding Letters of Credit immediately prior to the Effective Date.

ARTICLE IV.  ASSIGNMENTS

On the Effective Date, concurrently with the effectiveness of this Agreement, each Revolving Credit Lender party hereto shall, pursuant to Section 13.6(b) of the Credit Agreement (x) assign all or a portion of its Existing Revolving Credit Commitments or (y) accept as an assignee Initial Revolving Credit Commitments (and provide New Revolving Credit Commitments, if applicable), in each case, as set forth on Schedule II hereto such that after giving effect to the assignments contemplated hereby (and the establishment of the New Revolving Credit Commitments) each Revolving Credit Lender (other than an Exiting Lender) will hold Initial Revolving Credit Commitments in the amounts set forth on Schedule II hereto.  The trade date and the effective date of all such assignments shall be the Effective Date.  By their execution hereof, each of the Borrower, the Letter of Credit Issuer, the Swingline Lender and the Administrative Agent hereby consent to all such assignments.

On the Effective Date the Borrower shall make all payments in respect of the Existing Revolving Credit Commitments (including principal, interest, fees and other amounts (including, for the avoidance of doubt, any Letter of Credit Fees)) to each Revolving Credit Lender that holds Existing Revolving Credit Commitments (either directly to such Revolving Credit Lender or to the Administrative Agent on behalf of such Revolving Credit Lender) which have accrued to but excluding the Effective Date.  Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the relevant assignee, as applicable.

The Administrative Agent further acknowledges and agrees that this Agreement shall constitute an “Assignment and Acceptance” in a reasonably satisfactory form.

The Borrower acknowledges and agrees that each Exiting Lender shall no longer be considered a Revolving Credit Lender under the Credit Agreement.

ARTICLE V.  OTHER TERMS OF THE JOINDER AND AMENDMENT AGREEMENT

1.
Representations and Warranties.  The Borrower hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by each Credit Party hereto and constitutes the legal, valid and binding obligations of each such Credit Party enforceable against it in accordance with its terms, except that the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.  The execution, delivery and performance by each Credit Party of this Agreement is within such Credit Party’s corporate powers, has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) conflict with or contravene the terms of any Credit Party’s organizational documents, (b) result in any breach or contravention of, or the creation of any Lien under (other than under the Credit Documents), or require any payment to be made under (i) any Contractual Requirement to which any Credit Party is a party or affecting any Credit Party or the properties of the Borrower or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Credit Party or its property is subject; or (c) violate any applicable law; except with respect to any conflict, breach or contravention or payment or violation (but not creation of Liens) referred to in clauses (a) or (b), to the extent that such conflict, breach, contravention or payment or violation could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.
Borrower and Guarantor Certifications.  By its execution of this Agreement, each undersigned officer of the Borrower and the Guarantors party hereto, to the best of his or her knowledge, and the Borrower and Guarantors hereby certify that (the “Borrower and Guarantor Certifications”):

a.
no Default or Event of Default exists on the date hereof before or after giving effect to the New Revolving Credit Commitments, the intended use of proceeds of the Revolving Credit Loans related thereto and the consummation of the other transactions contemplated by this Agreement; and

b.
the representations and warranties made by each Credit Party contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects (provided that such representations and warranties which are qualified by materiality, material adverse effect or similar language shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of the date hereof, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (provided that such representations and warranties which are qualified by materiality, material adverse effect or similar language shall be true and correct in all respects) as of such earlier date.

3.	Effective Date Conditions. This Agreement will become effective on the date (the “Effective Date”) on which each of the following conditions (the “Effective Date Conditions”) is satisfied:

a.
The Administrative Agent shall have received from the Borrower, each Guarantor, the Collateral Agent, the Swingline Lender, the Letter of Credit Issuer and each Revolving Credit Lender a counterpart of this Agreement signed on behalf of such party;

b.
The Administrative Agent and the Revolving Credit Lenders shall have received the executed legal opinion of (i) Simpson Thacher & Bartlett LLP, special New York counsel to the Credit Parties and (ii) Kilpatrick Townsend & Stockton LLP, special Georgia counsel to the Credit Parties.  The Borrower, the other Credit Parties and the Administrative Agent hereby instruct such counsel to deliver such legal opinions;

c.
The Borrower shall have paid the Administrative Agent all reasonable costs and expenses (including, without limitation the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent) of the Administrative Agent for which invoices have been presented prior to the Effective Date;

d.
The Administrative Agent shall have received good standing certificates (to the extent such concept exists) from the applicable governmental authority of each Credit Party’s jurisdiction of incorporation, organization or formation and (I) (A) a certificate of the Credit Parties, dated the Effective Date, substantially in the form of Exhibit E to the Credit Agreement, with appropriate insertions, of each Credit Party, executed by the President or any Vice President and the Secretary or any Assistant Secretary of each Credit Party, and attaching the documents referred to in the following clause (B) and (B) (x) a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the board of directors or other managers of each Credit Party (or a duly authorized committee thereof) authorizing (i) the execution, delivery and performance of each Credit Document to which it is a party and (ii) in the case of the Borrower, the extensions of credit contemplated hereunder, (y) the Certificate of Incorporation and By-Laws, Certificate of Formation and Operating Agreement or other comparable organizational documents, as applicable, of each Credit Party and (z) signature and incumbency certificates of the Authorized Officers of each Credit Party executing the Credit Documents to which it is a party or (II) a certificate of Holdings on behalf of each Credit Party, dated the Effective Date and executed by an Authorized Officer of Holdings, certifying that, except as otherwise indicated therein, there have been no amendments, supplements or modifications since the Closing Date to the documents delivered on the Closing Date pursuant to Sections 6.5(x) and 6.6 of the Credit Agreement, with such certificates pursuant to clauses (I) and (II) above also certifying that after giving effect to the incurrence of the New Revolving Credit Commitments and the Extended Revolving Credit Commitments, the Borrower has not incurred Indebtedness pursuant to Section 2.14 of the Credit Agreement in excess of the Maximum Incremental Facilities Amount, calculated in accordance with the terms of the Credit Agreement;

e.
The Administrative Agent shall have received a certificate from the Chief Executive Officer, President, the Chief Financial Officer, the Treasurer, the Vice President-Finance, a Director, a Manager or any other senior financial officer of the Borrower to the effect that after giving effect to the transactions contemplated by this Agreement, Holdings on a consolidated basis with its Restricted Subsidiaries is Solvent; and

f.	The Borrower and Guarantor Certifications are true and correct.

4.	Notice. For purposes of the Credit Agreement, the initial notice address of the Revolving Credit Lenders shall be as separately identified to the Administrative Agent.

5.
Tax Forms.  Delivered herewith (if not already delivered previously) to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the Revolving Credit Lenders may be required to deliver to the Administrative Agent pursuant to Section 5.4(d) and/or Section 5.4(e) of the Credit Agreement.

6.
Recordation of the New Revolving Credit Commitments.  Upon execution and delivery hereof, the Administrative Agent will record the New Revolving Credit Commitments of the applicable Revolving Credit Lenders in the Register.

7.
Amendment, Modification and Waiver.  This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

8.
Entire Agreement.  This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

9.
GOVERNING LAW; SUBMISSION TO JURISDICTION.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  Section 13.13 of the Credit Agreement is hereby incorporated into this Agreement mutatis mutandis.

10.
Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.  If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only as broad as would be enforceable.

11.
Counterparts.  This Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

12.
WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THIS AGREEMENT LETTER OR THE PERFORMANCE OF SERVICES HEREUNDER.

13.
Credit Document.  On and after the Effective Date, this Agreement shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents (it being understood that, for the avoidance of doubt, this Agreement may be amended or waived solely by the parties hereto as set forth herein).

14.
Reaffirmation.  Each Credit Party hereby expressly acknowledges the terms of this Joinder and Amendment Agreement and reaffirms, as of the date hereof, (i) the covenants, guarantees, pledges, grants of Liens and agreements or other commitments contained in each Credit Document to which it is a party, including, in each case, such covenants, guarantees, pledges, grants of Liens and agreements or other commitments as in effect immediately after giving effect to this Joinder and Amendment Agreement and the transactions contemplated hereby, (ii) its guarantee of the Obligations (including, without limitation, the Initial Revolving Credit Commitments (including the New Revolving Credit Commitments)) under each Guarantee, as applicable, (iii) its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the Initial Revolving Credit Commitments (including the New Revolving Credit Commitments)) pursuant to the Security Documents and (iv) agrees that (A) each Credit Document to which it is a party shall continue to be in full force and effect and (B) all guarantees, pledges, grants of Liens, covenants, agreements and other commitments by such Credit Party under the Credit Documents shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties and shall not be affected, impaired or discharged hereby or by the transactions contemplated in this Joinder and Amendment Agreement.

15.
Effect of Amendment.  Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Agreement and all other Credit Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Credit Documents as in effect prior to the date hereof.  Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.  This Agreement shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Credit Documents specifically referred to herein.

16.
Acknowledgment and Consent to Bail-In.  Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Revolving Credit Lender that is an EEA Financial Institution (as defined below) arising under any Credit Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority (each as defined below) and agrees and consents to, and acknowledges and agrees to be bound by:

a.
the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender party hereto that is an EEA Financial Institution; and

b.	the effects of any Bail-in Action (as defined below) on any such liability, including, if applicable:

(A)          a reduction in full or in part or cancellation of any such liability;

(B)          a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent company, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(C)          the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

Each Revolving Credit Lender acknowledges that if it or its direct or indirect parent company becomes the subject of the provisions described in this Section 16, it will constitute a Defaulting Lender under the Credit Agreement.

For the purposes of this Section 16:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution;

“Bail-In Legislation” means, with respect to any EEA Member Country (as defined below) implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule (as defined below);

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway;

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution;

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time; and

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

[signature pages to follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder and Amendment Agreement as of the date first set forth above.

NATIONAL VISION, INC.

By:	/s/ Mitchell Goodman
Name: Mitchell Goodman
Title: Senior Vice President, General Counsel and Secretary

NAUTILUS ACQUISITION HOLDINGS, INC.

By:	/s/ Mitchell Goodman
Name: Mitchell Goodman
Title: Senior Vice President, General Counsel and Secretary

OPTI-VISION FINANCE SERVICES, LLC

By:	/s/ Mitchell Goodman
Name: Mitchell Goodman
Title: Senior Vice President, General Counsel and Secretary

ARLINGTON CONTACT LENS SERVICE, INC.

By:	/s/ Mitchell Goodman
Name: Mitchell Goodman
Title: Senior Vice President, General Counsel and Secretary

VC IV, LLC

By:	/s/ Mitchell Goodman
Name: Mitchell Goodman
Title: Senior Vice President, General Counsel and Secretary

NVAL HEALTHCARE SYSTEMS, INC.

By:	/s/ Mitchell Goodman
Name: Mitchell Goodman
Title: Senior Vice President, General Counsel and Secretary

INTERNATIONAL VISION ASSOCIATES, LTD.

By:	/s/ Mitchell Goodman
Name: Mitchell Goodman
Title: Senior Vice President, General Counsel and Secretary

[Signature Page to Joinder and Amendment Agreement]

MORGAN STANLEY BANK, N.A., as Revolving Credit Lender

By:	/s/ Brendan MacBride
Name: Brendan MacBride
Title: Authorized Signatory

[Signature Page to Joinder and Amendment Agreement]

UBS AG, STAMFORD BRANCH, as Revolving Credit Lender

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

[Signature Page to Joinder and Amendment Agreement]

WELLS FARGO BANK, N.A., as Revolving Credit Lender

By:	/s/ Luke Harbinson
Name: Luke Harbinson
Title: Director

[Signature Page to Joinder and Amendment Agreement]

JEFFERIES FINANCE LLC, as Revolving Credit Lender

By:	/s/ Brian Buoye
Name: Brian Buoye
Title: Managing Director

[Signature Page to Joinder and Amendment Agreement]

MIZUHO BANK, LTD., as Revolving Credit Lender

By:	/s/ James R. Fayen
Name: James R. Fayen
Title: Managing Director

[Signature Page to Joinder and Amendment Agreement]

MIHI LLC, as Revolving Credit Lender

By:	/s/ Ayesha Farooqi
Name: Ayesha Farooqi
Title: Authorized Signatory

By:	/s/ Michael Barrish
Name: Michael Barrish
Title: Authorized Signatory

[Signature Page to Joinder and Amendment Agreement]

KKR Corporate Lending LLC, as Revolving Credit Lender

By:	/s/ W. Cade Thompson
Name: W. Cade Thompson
Title: Authorized Signatory

[Signature Page to Joinder and Amendment Agreement]

BARCLAYS BANK PLC, as Revolving Credit Lender

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

[Signature Page to Joinder and Amendment Agreement]

BANK OF AMERICA, N.A., as Letter of Credit Issuer and Revolving Credit Lender

By:	/s/ David H. Strickert
Name: David H. Strickert
Title: Managing Director

[Signature Page to Joinder and Amendment Agreement]

CITIBANK, N.A., as Letter of Credit Issuer and Revolving Credit Lender

By:	/s/ Alvaro De Velasco
Name: Alvaro De Velasco
Title: Vice President

[Signature Page to Joinder and Amendment Agreement]

Agreed and Consented to by:

GOLDMAN SACHS BANK USA, as Administrative Agent, Collateral Agent, Swingline Lender Letter of Credit Issuer and Revolving Credit Lender

By:	/s/ Robert Ehudin
Name: Robert Ehudin
Title: Authorized Signatory

[Signature Page to Joinder and Amendment Agreement]